LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED AUGUST 7, 2015

TO THE PROSPECTUS OF

CLEARBRIDGE SMALL CAP GROWTH FUND,

DATED MARCH 1, 2015

The first two sentences in the section of the Prospectus titled “More on fund management – Expense limitation” are replaced with the following text in order to disclose a new expense limitation for Class IS shares and a lower expense limitation for Class I shares of the fund, which took effect as of August 3, 2015. Expense limitations relating to other share classes of the fund remain unchanged.

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses will not exceed 1.28% for Class A shares, 2.30% for Class B shares, 2.09% for Class C shares, 1.35% for Class FI shares, 1.60% for Class R shares, 2.10% for Class R1 shares, 1.00% for Class I shares and 0.90% for Class IS shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, and total annual fund operating expenses for Class 1 shares will not exceed total annual fund operating expenses for Class A shares, subject to recapture as described below.

Please retain this supplement for future reference.

CBAX179391